Exhibit 32

CERTIFICATION OF CEO AND CFO PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of GT Advanced Technologies Inc. (the “Company”) on Form 10-Q for the three months ended September 29, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned Chief Executive Officer and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

1.                                      The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                                      The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 7, 2012

/s/ THOMAS GUTIERREZ
Thomas Gutierrez
President and Chief Executive Officer

Date: November 7, 2012

/s/ RICHARD J. GAYNOR
Richard J. Gaynor
Vice President and Chief Financial Officer